August 18, 2021

BNY MELLON FUNDS TRUST
-BNY Mellon Large Cap Stock Fund

Supplement to Prospectus and Current Statement of Additional Information

BNY Mellon Large Cap Stock Fund (the "Fund") is no longer offered for investment, and all references to the Fund in the Prospectus and Statement of Additional Information are removed.

Effective as of the close of business on July 20, 2021, Fund shares held on the Liquidation Date in BNY Mellon Wealth Management ("BNYM WM") Retirement Plans were reallocated to other previously approved investment vehicles designated in plan documents as determined by BNYM WM and/or a client's trustee or other fiduciary, where required, within BNYM WM's investment discretion if the consent of a client's third-party fiduciary was not obtained prior to the Liquidation Date. Fund shares held on the Liquidation Date in BNYM Adviser Retirement Plans were exchanged for Wealth shares of Dreyfus Government Cash Management ("DGCM"). Investors may obtain a copy of the Prospectus of DGCM by calling 1-800-373-9387.

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